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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2007



                        EAGLE ROCK ENERGY PARTNERS, L.P.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                 001-33016               68-0629883
    --------------------------       ---------               ----------
 (State or other jurisdiction of     Commission           (I.R.S. Employer
  incorporation or organization)     File Number         Identification No.)




14950 Heathrow Forest Parkway, Suite 111
            Houston, Texas                                      77032
 --------------------------------------                         -----
(Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (832) 327-8000



               --------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     (b) On January 11, 2007, Eagle Rock Energy Partners, L.P. (the "Company") announced that Joan A. W. Schnepp, Executive Vice President, Secretary and Director of Eagle Rock Energy G&P, LLC (the "General Partner"), which is the general partner of Eagle Rock Energy GP, L.P., which is the general partner of the Company, tendered her resignation. Ms. Schnepp will step down as an officer and a director of the General Partner effective January 31, 2007. This resignation is not the result of any disagreement with the General Partner or the Company. Ms. Schnepp has decided to pursue other opportunities. She will enter into a consulting arrangement with the Company to aid in the transition process.


Item 9.01. Financial Statements and Exhibits.

       (d) Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

             99.1    Press Release dated January 11, 2007




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EAGLE ROCK ENERGY PARTNERS, L.P.

                                       By:   Eagle Rock Energy GP, L.P., its
                                       general partner

                                       By:   Eagle Rock Energy G&P, LLC, its
                                       general partner


Date: January 12, 2007                 By:   /s/ Alex A. Bucher
                                           -------------------------------------
                                           Alex A. Bucher
                                           President and Chief Executive Officer



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                                INDEX TO EXHIBITS

     Item        Exhibit
     ----        -------

     99.1        Press Release date January 11, 2007